© MediciNova, Inc. 2007
Accelerating
the global development
and commercialization of
innovative pharmaceutical
products
Accelerating
the global development
and commercialization of
innovative pharmaceutical
products
Exhibit 99.1

© MediciNova, Inc. 2007
This presentation may contain “forward looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These
statements include statements regarding the expected progress of the development of the Company’s product candidates and potential licensing, collaboration and partnering
plans.
These statements are based
on certain assumptions made by the Company’s management that are believed to be reasonable at the time. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the Company, including results of clinical studies, interest of potential collaborators in the market and other risks and uncertainties, including those described in the Company’s filings with the
Securities and Exchange Commission. These assumptions, risks and uncertainties could cause the Company’s actual results to differ materially from those implied or expressed by the forward-looking
statements.
Safe Harbor Statement
Safe Harbor Statement

© MediciNova, Inc. 2007
•
US-based pharmaceutical development company:
–
Unique access to differentiated, high-value, lower-risk in-licensed assets from
Japanese alliances
–
Focused on mid-to-late stage clinical development
–
Management team has global development/commercialization experience
•
Commercially-attractive clinical pipeline:
–
8 compounds in 10 different therapeutic indications;
7 programs in Phase II or later
–
Key market advantages for each unique molecule
–
Multi-billion dollar collective market potential
•
Well-capitalized:
–
$212 M raised from inception; $98 M cash, equiv. & mkt securities as of 3/31/07
–
Successful IPO ($122.5 M gross) on Osaka Securities Exchange (OSE; code:
4875) in February 2005
–
NASDAQ listing December 2006 (MNOV); recent NASDAQ offering (1 M shares
@ $12) in February 2007 to introduce MNOV to new US shareholders
Corporate Overview
Corporate Overview

© MediciNova, Inc. 2007
Business Model
Business Model
•
In-license high-value, differentiated small molecule product candidates at the late preclinical-early Phase II clinical development stage at attractive terms from mid-sized
Japanese pharmaceutical companies
•
Add significant value through rapid advancement of product candidates through proof-of-concept Phase II/III clinical trials
•
Secure strategic alliances at key value inflection points
•
Selectively retain and commercialize certain product candidates for maximum ROI
Drug Development
Research Late Preclinical Phase I Phase II Phase III Sales/
Marketing
Partner:
$$$$$
Commercialize:
$$$$$$$$$$
In-License:
$

© MediciNova, Inc. 2007
Proven Global Success of Drugs
In-Licensed from Japan
Proven Global Success of Drugs
In-Licensed from Japan
Drugs discovered in Japan are being snapped up by Western companies:
Drug
(Date Launched)
Treatment
Japanese
Discoverer
Partner in U.S.
Peak World-Wide
Sales
Pravachol (1991)
High
cholesterol
Sankyo
Bristol-Myers
Squibb
$3.3 billion
Prevacid (1995) Heartburn Takeda Abbott $4.3 billion
Aricept (1997) Alzheimer's Eisai Pfizer $1.1 billion
Abilify (2002) Schizophrenia Otsuka
Bristol-Myers
Squibb
$2 billion (a)
Crestor (2003)
High
cholesterol
Shionogi AstraZeneca $4 billion (a)
(a) Analyst estimate
Source: the companies
Others: Pepcid (Merck), Cardizem (Aventis), Lupron (TAP), Atacand (AstraZeneca),
Biaxin (Abbott), Levaquin (J&J), Noroxin (Merck), Tequin (BMS) ….MORE

© MediciNova, Inc. 2007
Japanese Pharma Alliances
Japanese Pharma Alliances
•
Unique access to mid-sized Japanese pharma
companies with no U.S. and/or European
development capabilities
•
Acquire rights to select, high quality compounds
in U.S. and select ex-U.S. markets
•
Favorable deal terms:
–
Modest milestone payments (e.g., no more than $1M
upfront)
–
Reasonable royalties (e.g., 14% maximum on U.S.
sales > $500M)
–
No stacking royalties (i.e., ~65/35% split with
originator on out-licensing)
•
Proven track record – 8 compounds acquired in 6
years
•
Self-renewing model
Japanese Pharmaceutical Company 2005 Sales ($M)
Takeda 10,208
Daiichi-Sankyo 8,330
Astellas 7,836
Eisai 4,845
Sumitomo 2,874
Chugai 2,863
Taisho 2,540
Mitsubishi 2,129
Shionogi 1,812
Tanabe 1,563
Ono 1,320
Kyowa-Hakko 1,422
Meiji 995
Santen 842
Hisamitsu 759
Tsumura 741
Kaken 681
Mochida 618
Kyorin 602
Kissei 553
MediciNova partner
Conduct US trials directly

© MediciNova, Inc. 2007
Commercially-Attractive
Diversified Portfolio
Commercially-Attractive
Diversified Portfolio
6 Years
8 Compounds
10 Indications
6 Years
8 Compounds
10 Indications
Product candidate (indication)
Preclinical
Phase 1
MN-166 (Multiple sclerosis)
MN-305 (Anxiety Disorders/Insomnia)
MN-221 (Status Asthmaticus)
MN-001 (Bronchial asthma)
MN-001 (Interstitial cystitis)
MN-029 (Solid tumors)
Phase 2 Phase 3
MN-246 (Urinary incontinence)
Approval
MN-221 (Preterm labor)
MN-447 & MN-462 (Thrombosis)

© MediciNova, Inc. 2007
MN-221 (Status Asthmaticus)
MN-221 (Status Asthmaticus)
Source
Kissei Pharmaceutical (2004)
Market Potential
5th
yr sales ~ $500 M
Advantages
– Clinically-proven mechanism of action
(highly selective
2
-adrenergic
receptor agonist)
– Greater cardiovascular safety (less
1
-
adrenergic receptor stimulation)
– More reliable, effective and rapid route
of administration (i.v. vs. inhaled)
Milestones US Phase II – Results 3Q07

© MediciNova, Inc. 2007
Trends in Asthma
Trends in Asthma
1980 2000 2002
Outpatient visits
7,137,000
1,036,000 1,225,000
Emergency room
visits
1,835,000 1,898,000
Physician office
visits
9,332,000 12,692,000
Hospitalizations 408,000 465,000 484,000
Deaths 2,891 4,487 4,261
Total cost in 2004: $11.5 billion direct and $4.6 billion indirect expenses source: National Center for Health Statistics/CDC

© MediciNova, Inc. 2007
MN-221 Competitive Advantages
MN-221 Competitive Advantages
Compound Dosing
Proven
Mechanism
Rapid
Action
Reliable
Delivery
Safety Issues
MN-221 IV (Ph II) Yes Yes Yes No
ß-Agonists
Inhaled;
nebulized
Yes Yes No
Cardiovascular
(palpitations)
Singulair IV (Ph III) No ? Yes No
Zyflo IV (Ph I / II) No ? Yes Liver toxicity

© MediciNova, Inc. 2007
Human -Adrenergic Receptor Selectivity
Human -Adrenergic Receptor Selectivity
Drug
Adrenoceptor (IC
50
, M)
2
-Adrenoceptor
Selectivity
1 2
(IC
50
for
1
/IC
50
for
2
)
MN-221 1.39 0.0224 62.1
Albuterol
(Salbutamol)
5.63 1.56 3.61
S(-)-Propranolol 0.00127 0.00094 1.35
Displacement of [³H]-cyanopindolol or [³H]-CGP12177 binding in membrane preparations expressing human cloned
1
- and
2
-adrenoceptors, respectively
MN-221 selectively binds to human
2
-adrenergic receptors.

© MediciNova, Inc. 2007
Reduction in Bronchoconstriction
Reduction in Bronchoconstriction
Recovery from Ragweed-induced Bronchoconstriction in Dogs
0 1 2 3 4 5
0
10
20
30
40
50
60
70
80
90
100
110
120
Vehicle
MN-221 (400 g/kg)
baseline
response
MN-221 (120 g/kg)
MN-221 ( 0 g/kg)
MN-221 (12 g/kg)
MN-221 g/kg)
MN-221 (0.4 g/kg)
peak
response
Time after Injection (minutes)

© MediciNova, Inc. 2007
•
Study Objectives:
–
To determine the efficacy of a single 15-minutes treatment with intravenous MN-
221 in subjects with mild-to-moderate asthma.
–
To determine the efficacy of two sequential 15-minutes infusion of MN-221 separated by 20 minutes in subjects with mild-to-moderate asthma.
•
Study Design:
–
Randomized, double-blind, placebo-controlled multi-center trial
•
Study Population:
–
Up to 28 subjects will be randomized in order to complete all dosing approximately 20-28 subjects.
•
Primary Outcome Measure:
–
The primary efficacy analysis of change from baseline in FEV1 will utilize
ANCOVA, adjusting for treatment, site and baseline FEV1.  The primary comparison will be between each MN-221 treatment group and placebo.
Phase IIa Study Outline
Phase IIa Study Outline

© MediciNova, Inc. 2007
MN-221 Value-Added/Next Steps
MN-221 Value-Added/Next Steps
At Acquisition
•
Large preclinical and early clinical database (in preterm labor)
Value-Added
•
Initiated cGMP product manufacturing
•
Changed clinical dosing paradigm
•
Determined safety of new dosing paradigm (through Phase I
testing)
•
New indication – Status Asthmaticus
Next Steps
•
Phase IIa proof-of-concept testing (in progress)
•
Phase IIb in status asthmaticus

© MediciNova, Inc. 2007
MN-221 Summary
MN-221 Summary
•
Significant market opportunity (to $500M peak sales)
•
Improved selectivity for
2
-adrenergic receptor over older agents
•
Improved safety (fewer cardiovascular side effects) compared to older -agonists
•
I.V. formulation (reliable and rapid delivery)
•
Recent composition and use patents issued in the US, Europe &
Japan
•
Well-tolerated in Phase I; little effect on heart rate
•
Phase II (asthma) initiated 4Q06; Results 3Q07
•
Ability to push rapidly to market and sell with a small focused sales force

© MediciNova, Inc. 2007
MN-166 (Multiple Sclerosis)
MN-166 (Multiple Sclerosis)
Source
Kyorin Pharmaceutical (2004)
Market Potential
5th
yr sales ~ $1 B
Advantages
– Oral treatment for MS
– 16 years proven clinical safety and
efficacy in inflammatory disorders
(asthma, stroke) in Japan
– Large preclinical and clinical database
(3.2M patients treated; >15,000 in
formal clinical safety database)
– New US use patent
Milestones
Positive Phase II results 1Q07;
Phase III to start 4Q07 - 1Q08

© MediciNova, Inc. 2007
MS Demographics and Market
MS Demographics and Market
•
Multiple sclerosis, an inflammatory disease of the central
nervous system, affects 250,000 to 350,000 people in the U.S.
and 2.5 million worldwide.
•
Relapsing-remitting MS is the most common type of the disease, affecting 65 – 85% of patients, and most patients with RRMS will eventually progress to the secondary progressive form of the disease.
•
In 2006, the global market for MS therapies was $5.8 billion.
–
Avonex $1.7B
–
Rebif $1.5B
–
Copaxone $1.4B
–
Betaseron $1.2B

© MediciNova, Inc. 2007
Unmet Need MN-166 Interferon Products
More convenient dosing Oral
Intravenous or subcutaneous injection
(Injection site pain, swelling and itching)
Greater efficacy
At least comparable
efficacy observed in
early trials
Current relapse reduction rate is ~33%
Longer duration of effect
No neutralizing
antibodies formed; no
loss of effect
Relative benefit gained from existing
drugs may decline over time - possibly
due to presence of neutralizing
antibodies
Halt disease progression
At least comparable
early trends in Phase II
Avonex reduced the risk of disease
progression by ~37% in patients treated
for 2 years compared to placebo
Better safety profile
Only mild, transient GI
side effects noted in
Phase II
Common side effects include injection
site reactions, flu-like symptoms,
depression, liver problems and blood
abnormalities
MN-166 Competitive Advantages
MN-166 Competitive Advantages

© MediciNova, Inc. 2007
Mechanism(s) of Action
Mechanism(s) of Action
•
Anti-inflammatory
–
Phosphodiesterase IV inhibitor
–
Leukotriene inhibitor
–
Inhibits nitric oxide and reactive oxygen species production
–
Inhibits Th1 cytokine production (IFN- , TNF- , IL-1 , IL-6)
•
Neuroprotective
–
Stimulates Th2 cytokine production (IL-4, IL-10)
–
Stimulates neurotrophic factor release (NGF, GDNF, NT-4)
–
Cerebrovasodilator (via PGI
2
and/or adenosine receptors)

© MediciNova, Inc. 2007
Reduction of Relapse Rate
in 6 MS Patients
Normalization of Serum Cytokine
Levels in 11 MS Patients
Cytokine % Change
Th1
IFN- -28
TNF- -35
Th2
IL-4 +119
IL-10 +64
0
1
2
3
4
5
Pre-Treatment Post-Treatment
MN-166 Key Pilot Clinical Data
MN-166 Key Pilot Clinical Data

© MediciNova, Inc. 2007
Phase II Clinical Protocol
Phase II Clinical Protocol
•
Phase II placebo-controlled, randomized, double-blind (monotherapy) study year 1 –
0 (placebo), 10 mg tid, 20 mg tid
year 2 –
10 mg tid, 20 mg tid
•
n ~ 100 MS patients/group @ 25 sites in Serbia, Ukraine, Belarus, Bulgaria and
Romania
•
Key Inclusion Criteria:
–
Males or females aged 18 to 55 years, with relapsing remitting (RR) and/or secondary progressive (SP) Multiple Sclerosis with continued relapses;
–
A definite diagnosis of relapsing MS using the new International Committee recommendations (MacDonald Criteria);
–
One MRI scan taken two weeks prior to treatment start using a standardized
MRI protocol with at least one Gd-enhancing lesion;
–
An EDSS score of 5.5 or less at the screening and baseline visits.

© MediciNova, Inc. 2007
Phase II Clinical Protocol
Phase II Clinical Protocol
•
Key Exclusion Criteria:
–
Treatment with systemic immunosuppressants (including investigational treatments), such as infliximab, natalizumab, cyclophosphamide, mitoxantrone, azothioprine, methotrexate, linomide, cyclosporine or deoxysperagualine within 6 months of the Week -2 cranial MRI scan;
–
Treatment with total lymphoid irradiation or cladribine at any time;
–
Treatment with interferons within 45 days of the Week -2 cranial MRI scan;
–
History of recent relapse and treatment with corticosteroids or ACTH within 45 days of the Week -2 cranial MRI scan.
•
Assessments – During the core period, patients will return to the study center for assessments at month 1, 2, 4, 6, 8, 10 and 12 (Visits 3-9) following study drug administration.  Patients who continue to be eligible for the study and who wish to continue study treatment, will continue to the extension period and will return to the study center after 13, 14, 16, 18, 20, 22 and 24 months (Visits 10-16).
•
1 o
endpoint –
cumulative number of active (Gd-enhancing (T1) and non-enhancing new/enlarging (T2)) lesions on cranial MRI scans over 12 months of treatment
•
2 o
endpoints –
annualized relapse rate after 12 months; baseline-adjusted cumulative volume of Gd-enhancing lesions over 12 months of treatment + a number of additional exploratory endpoints

© MediciNova, Inc. 2007
Key Phase II Clinical Outcome Data
Key Phase II Clinical Outcome Data
Outcome Measure
p-value
(pbo vs. 60 mg/day)
Annualized relapse rate*:
pbo - 0.8, 60 mg - 0.6 (completers)
pbo - 0.9, 60 mg - 0.7 (ITT)
0.0752
0.1106
Time to first relapse (ITT)*:
Median for 60 mg > 1 year
Median for pbo - 244 days
0.0438
% of subjects exacerbation-free for 1 year (ITT)*:
pbo - 41%, 60 mg - 56.1%
0.033
EDSS (% worsened)(ITT):
pbo - 30%, 60 mg - 21.4%
0.1771
IDSS (AUC of change from baseline EDSS):
pbo: -0.05, 60 mg: -0.24 (completers)
pbo: -0.05, 60 mg: -0.16 (ITT)
0.0365
0.1761
Disability progression (worsened   1.0 on EDSS for 4 mo)(ITT):
pbo - 8%, 60 mg - 4%
0.334
* Phase 3 FDA-Approvable Endpoints

Figure 4-1 Plot of Time to First Relapse by Treatment (ITT)
Core (1-12 Months)
Survival Distribution Function
1.00
0.75
0.50
0.25
0.00
0
50
100
150
200
250
300
350
400
Time to First Relapse
STRATA:
treat=30mg/day
Censored treat=30mg/day
treat=60mg/day
Censored treat=60mg/day
treat=Placebo
Censored treat=Placebo

© MediciNova, Inc. 2007
Effects on Time to First Relapse
Effects on Time to First Relapse
Time to first relapse (ITT): Median for pbo - 244 days, Median for 60 mg > 1 year, p=0.0438
Statistically Significant Approvable Phase 3 endpoint

© MediciNova, Inc. 2007
Key Phase II Radiological Data*
Key Phase II Radiological Data*
Outcome Measure (ITT)
p-value
(pbo vs. 60 mg/day)
% brain volume change:
pbo: -1.2%, 60 mg: -0.79%
0.0352
Cumulative volume of Gd-enhancing T1 lesions:
pbo - 2355 mm
3
, 60 mg - 1927 mm
3
0.087
Cumulative number of active (Gd-enhancing (T1) and non-enhancing new/enlarging (T2)) lesions - study 1
0
outcome:
pbo - 26.2, 30 mg - 24.6, 60 mg - 21.1 (means)
0.735
*Surrogates of clinical activity
Reductions in lesion volume and % brain volume change, coupled with significant improvements in clinical outcome, suggest that MN-166 may have antiinflammatory and neuroprotective effects (e.g., reduction in demyelination and axonal injury)

© MediciNova, Inc. 2007
Effects of MN-166 on Change in Brain Volume (ITT)
Placebo 60 mg/day
-1.50
-1.25
-1.00
-0.75
-0.50
-0.25
0.00
Placebo
60 mg/day
Treatment Group
Effects on Brain Volume
Effects on Brain Volume
% brain volume change: pbo: -1.2%, 60 mg: -0.79%, p=0.0352
Brain volume loss is linked to disease progression

© MediciNova, Inc. 2007
Key Phase II Safety Data
Key Phase II Safety Data
•
MN-166 was very well tolerated; 89% of subjects completed
the first 12 months (core) of the study
•
Side effects were generally mild and self-limiting
•
No statistically significant adverse effects were observed
•
No laboratory or ECG findings
•
Mild, self-limiting GI side effects were the only adverse
events to occur at ~2-fold that of the placebo rate (pbo –
7.8%, 30 mg/d – 14.7%, 60 mg/d – 22.2%); tolerance to the GI side effects occurred rapidly (2-4 days)
•
Superior safety profile to interferons and other oral MS
treatments in development

© MediciNova, Inc. 2007
MN-166 Summary
MN-166 Summary
•
Marketed product (for bronchial asthma and cerebrovascular disorders) in
Asia since 1989
•
Extensive preclinical and clinical database:
–
Data from ~15,000 patients in clinical trial and post-marketing database
–
Extensive toxicology package, including carcinogenicity testing in one species
•
Antiinflammatory and neuroprotective properties in vitro and in vivo
•
Newly-issued (2002) use patent in U.S.
•
Oral formulation (no injections!)
•
Efficacy and safety confirmed in 297-patient Phase II clinical study in relapsing MS patients
•
Comparable efficacy to interferons and other oral MS agents in development with a superior safety profile
•
Potential effects on disability/disease progression

© MediciNova, Inc. 2007
Management Team
with Global Experience
Management Team
with Global Experience
LEADERSHIP
Years
Experience
Life Sciences Background
Yuichi Iwaki, MD, PhD
CEO & President
31
Prof. USC, Pitt; Advisor to JAFCO, Tanabe
Director, Avigen, Inc.
Richard Gammans, PhD, MBA
Chief Development Officer
30 Incara, Indevus, BMS
Kenneth W. Locke, PhD
Chief Scientific Officer
23
Tanabe Research Laboratories USA,
Indevus, Hoechst
Shintaro Asako, CPA
Chief Financial Officer
8 KPMG USA (Audit), Arthur Andersen USA
Masatsune Okajima, CMA
VP, Head of Japanese Office
15 Daiwa Securities SMBC, Sumitomo Capital
Securities, Sumitomo Bank
Lynn Terhorst, MBA
VP, Business Planning & Analysis
24 Ligand, General Electric Medical
Systems, Hybritech, Molecular Biosystems
Bonnie Feldman, DDS, MBA
VP, Investor Relations & Corporate
Communications
24 Clinical Advisors, D3 Capital,
Lippert/Heilshorn, Sutro & Co.

© MediciNova, Inc. 2007
MediciNova, Inc. Today
MediciNova, Inc. Today
•
Market-driven, commercially-focused mid-stage pharma company
•
Innovative business model:
–
Steady inflow of high-quality molecules, primarily from mid-size Japanese pharma
–
Focus on large, lucrative, underserved markets
–
Therapeutic & and molecular diversity lowers risk & optimizes reward
•
Rich mid- to late-stage clinical development pipeline:
–
6 years, 8 compounds, 10 indications
–
Small molecules with clear market advantages & strong IP
–
Multi-billion dollar market potential
•
Portfolio growth strategy: build to profitability through out-
licensing & retained commercial rights
•
Well-capitalized: poised for success